September 30, 2016
TOUCHSTONE TAX-FREE TRUST
TOUCHSTONE OHIO TAX-FREE BOND FUND
Supplement to the Statement of Additional Information dated August 30, 2016
The Board of Trustees of Touchstone Tax-Free Trust recently approved the reorganization of the Touchstone Ohio Tax-Free Bond Fund. The reorganization is one of several reorganizations designed to create operational and administrative efficiencies by reducing the number of trusts overseen by the Touchstone Funds Board. The Touchstone Ohio Tax-Free Bond Fund reorganization will be accomplished by reorganizing the fund, currently the only operating series of Touchstone Tax-Free Trust, a Massachusetts business trust, into a newly created series of Touchstone Strategic Trust, another Massachusetts business trust. The newly created “shell” series will be identical to the current fund, except for the trust of which it will become a part. On or about December 16, 2016, all of the assets and liabilities of the current fund will be transferred to the new shell fund, after which Touchstone Tax-Free Trust will be terminated under Massachusetts law. The reorganization does not require the approval of shareholders in order to be effective. Among other conditions, the reorganization is subject to receipt of an opinion of tax counsel that the transaction can be accomplished on a federal income tax-free basis.
Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 Providence, Rhode Island 02940-8078
Ph: 800.543.0407 TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-58-TTFT-SAI-S1-1608